UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 11, 2011
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant.

a) On March 11, 2011, McGladrey & Pullen, LLP (“McGladrey”) resigned as Vitacost.com, Inc.’s (the “Company”) independent auditors. McGladrey resigned after concluding that their independence had been impaired as a result of being named a defendant in a class action complaint filed in the United States District Court, Southern District of Florida.  The complaint alleges violations of the federal securities laws in connection with McGladrey’s audits of the financial statements that were included in the Company’s Registration Statement on Form S-1 (No. 333-143926 ) which was filed with the Securities and Exchange Commission in connection with the Company’s initial public offering.  The decision of McGladrey to resign was not recommended or approved by the Company’s Board of Directors or the Audit Committee of the Board of Directors.

On December 8, 2010, the Company filed a Current Report on Form 8-K in which the Company disclosed that its previously issued financial statements for all financial reporting periods from and after 1994; the audit opinion of McGladrey included in, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, the Company’s Registration Statement on Form S-1 (No. 333-143926 ), the Company’s Registration Statement on Form S-8 (No. 333-164319), and in all other communications, public announcements, filings and reports issued by the Company since June 20, 2007,  could not and should not be relied upon, primarily due to uncertainty related to the Company’s equity capitalization.

McGladrey has advised the Company that it has not been able to complete its evaluation of the information disclosed in the above referenced Form 8-K, which may materially impact the fairness and reliability of the Company’s financial statements and McGladrey’s reports contained in the Company’s Registration Statement on Form S-1 (No. 333-143926 ), and the Company’s subsequently filed Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.  McGladrey has advised the Company that it has not obtained any evidence to date that leads it to conclude the previously issued financial statements are materially misstated.

The audit reports of McGladrey on the Company’s financial statements as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2010 and the subsequent interim period ended March 11, 2011, there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

On March 15, 2011, the Company provided McGladrey with a copy of the disclosure contained in this Current Report on Form 8-K.  The Company has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.  A copy of such letter is attached hereto as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

16.1                  Letter dated March 17, 2011 from McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2011
VITACOST.COM, INC.

	By:	/s/ Stephen Markert, Jr.
	Name:	Stephen Markert, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

16.1           Letter dated March 17, 2011 from McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change in certifying accountant.